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                                 EXHIBIT 11(A)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Shareholders and Board of Directors

We consent to the use of our reports dated May 1, 1998, on the financial statements of the Davis High Income Fund, Inc., incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the prospectus and "Independent Auditors" in the statement of additional information.


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                                        /s/ KPMG Peat Marwick LLP